U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 9, 2004
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                   0-16214                    14-0462060
(State or other jurisdiction         (Commission               (IRS employer
       of incorporation)             file number)            identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)


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Item 12. Results of Operations and Financial Condition

On March 9, 2004, Albany International issued a news release announcing interim financial results for the first two months of 2004. A copy of the news release is furnished as Exhibit 99.1 to this report.

The information in this report shall not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALBANY INTERNATIONAL CORP.

                                        By: /s/ Michael C. Nahl
                                            -------------------------------

                                        Name: Michael C. Nahl
                                        Title: Senior Vice President and
                                        Chief Financial Officer

Date: March 9, 2004

                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------

99.1              News release, dated March 9, 2004, issued by Albany
                  International Corp.